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                                                                    EXHIBIT 10.3

                         SECOND STOCK PURCHASE AGREEMENT

                                  by and among

                         TRW AUTOMOTIVE HOLDINGS CORP.,

                          NORTHROP GRUMMAN CORPORATION

                                       and

                               RICHMOND U.K. INC.

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                         SECOND STOCK PURCHASE AGREEMENT

            This SECOND STOCK PURCHASE AGREEMENT ("Agreement") is made this 8th day of March, 2005, by and among TRW AUTOMOTIVE HOLDINGS CORP., a Delaware corporation (the "Company"), NORTHROP GRUMMAN CORPORATION, a Delaware corporation ("Northrop Grumman"), and RICHMOND U.K. INC., a Delaware corporation (together with Northrop Grumman, "Seller").

                                    RECITALS

            WHEREAS, Seller desires to sell to the Company 2,000,000 shares (the "Shares") of common stock, par value $0.01 per share, of the Company (the "Common Stock") pursuant to the terms of this Agreement; and

            WHEREAS, the Company desires to purchase the Shares pursuant to the terms of this Agreement;

            NOW, THEREFORE, in order to consummate said transactions and in consideration of the mutual agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

            ARTICLE 1. SALE OF SHARES; PURCHASE PRICE.

            Section 1.1 Sale of Shares. On the terms and subject to the conditions set forth in this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, Seller shall sell, transfer, convey and deliver to the Company, and the Company shall purchase, on the Closing Date (as defined below), the Shares.

            Section 1.2 Consideration; Closing Date Cash Payment.

            (a) The purchase price to be paid for the Shares and for the agreements set forth herein shall be $39,300,000.00 (the "Purchase Price").

            (b) On the Closing Date:

            (i) Seller shall deliver to the Company a certificate or certificates representing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, in proper form for transfer free and clear of any mortgage, claim, lien, encumbrance, conditional sales or other title retention agreement, right of first refusal, preemptive right, pledge, option, charge, security interest or other similar interest, easement, judgment or imperfection of title of any nature whatsoever (each, an "Encumbrance"). Seller will instruct the transfer agent to cause the certificate or certificates representing the Shares to be faxed to the Company at least twenty-four hours prior to the Closing Date and, prior to the Closing Date, will have delivered

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      executed stock powers transferring such Shares to the Company effective upon the completion of the transactions contemplated by this Agreement.

            (ii) The Company shall pay the Purchase Price to Seller by wire transfer of Federal (same-day) funds to the account specified in writing by Seller to the Company prior to the Closing (as defined below).

            Section 1.3 Closing. Subject to the satisfaction or waiver of the conditions specified herein, the closing of the purchase and sale of the Shares (the "Closing") shall take place at the offices of the Company on March 11, 2005, or at such other time and place as shall be mutually agreeable to the parties hereto. The date of the Closing is referred to herein as the "Closing Date." The Closing shall be deemed to be effective as of the close of business on the Closing Date. Either Seller or the Company may terminate this Agreement if the Closing has not occurred by March 31, 2005 without incurring any additional liability provided that the terminating party has in writing (a) satisfied all of its conditions to Closing as set forth herein and (b) complied with all of its obligations under this Agreement .

            ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF THE SELLER AND THE
                       COMPANY.

A.    Representations and Warranties of Seller.

            Seller hereby represents and warrants to the Company as follows:

            Section 2.1 Authority. Seller has the full right, power and authority to enter into this Agreement and to sell, transfer and deliver the Shares to be sold by Seller hereunder. The execution and delivery of this Agreement and the sale and delivery of the Shares to be sold by Seller and the consummation of the transactions contemplated herein and compliance by Seller with its obligations hereunder have been duly authorized by Seller and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be sold by Seller or any property or assets of Seller pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which Seller is a party or by which Seller may be bound, or to which any of the property or assets of Seller is subject, nor will such action result in any violation of the provisions of the Charter or By-laws or other organizational instrument of Seller or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Seller or any of its properties.

            Section 2.2 Holder of Shares; Title to Shares. Seller holds and will hold at the Closing the Shares to be sold by Seller hereunder, free and clear of any Encumbrance of any kind, other than pursuant to this Agreement; such Shares are certificated and are not held in any securities account or by or through any securities intermediary within the meaning of the Uniform Commercial Code as in effect in the State of New York ("NYUCC"); Seller has, and, at the Closing will have, full right, power

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and authority to hold, sell, transfer and deliver the Shares to be sold by
Seller pursuant to this Agreement, and upon delivery of such Shares and payment of the Purchase Price therefor as herein contemplated, assuming the Company has no written notice of any adverse claim, the Company will be a protected purchaser (as defined in the NYUCC) with respect to the Shares purchased by it from Seller, and the Company will acquire the interest of Seller in such Shares free and clear of any Encumbrance.

            Section 2.3 Absence of Further Requirements. No filing with, or consent, approval, authorization, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the performance by Seller of its obligations hereunder, or in connection with the sale and delivery of the Shares hereunder or the consummation of the transactions contemplated by this Agreement.

B.    Representations and Warranties of the Company.

            The Company hereby represents and warrants to Seller as follows:

            Section 2.4 Authority. The Company has the full right, power and authority to enter into this Agreement and to purchase the Shares to be sold by Seller hereunder. The execution and delivery of this Agreement and the purchase of the Shares to be sold by Seller and the consummation of the transactions contemplated herein and compliance by the Company with its obligations hereunder have been duly authorized by the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the Shares to be purchased by the Company or any property or assets of the Company pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, license, lease or other agreement or instrument to which the Company is a party or by which the Company may be bound, or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Second Amended and Restated Certificate of Incorporation or Third Amended and Restated By-laws of the Company or any applicable treaty, law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties.

            Section 2.5 Restricted Securities. The Shares have not been registered under the Securities Act and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. Persons (within the meaning of the Securities Act) except pursuant to registration under the Securities Act or an exemption from or in a transaction not subject to, the registration requirements of the Securities Act.

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            ARTICLE 3. CONDITIONS TO CLOSING

            Section 3.1 Conditions of the Company. The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

            (a) The representations and warranties of Seller contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such date.

            (b) Seller shall have furnished or caused to be furnished to the Company at the Closing a certificate of an officer or other authorized individual of Seller as to the accuracy of the representations and warranties of Seller herein at and as of such Closing Date and as to the performance by Seller of all of its obligations hereunder to be performed at or prior to such Closing Date.

            (c) The sale of Shares contemplated by the Stock Purchase and Registration Rights Agreement, dated the date hereof, between the Company and Certain Investment Advisory Accounts of Wellington Management Company, llp shall have been completed.

            (d) The waiver, dated the date hereof, relating to potential conflicts under the Stockholders Agreement (as defined below), by and among the Company, the Seller, and Automotive Investors LLC, shall have been executed.

            Section 3.2 Conditions of Seller. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing Date, of the following conditions:

            (a) The representations and warranties of the Company contained in this Agreement shall be true and correct in all respects at and as of the Closing Date as if made at and as of such date.

            (b) The Company shall have furnished or caused to be furnished to Seller at the Closing a certificate of a Vice President of the Company as to the accuracy of the representations and warranties of the Company herein at and as of such Closing Date and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Closing Date.

            (c) The Sale of Shares contemplated by the Stock Purchase and Registration Rights Agreement, dated the date hereof, between the Company and Certain Investment Advisory Accounts of Wellington Management Company, llp shall have been completed.

            (d) The waiver, dated the date hereof, relating to potential conflicts under the Stockholders Agreement (as defined below), by and among the Company, the Seller, and Automotive Investors LLC, shall have been executed.


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            ARTICLE 4. COVENANTS.

            Section 4.1 Expenses. The Company, on the one hand, and Seller, on the other hand, shall each bear the expenses incurred by it in connection with the transactions contemplated herein.

            Section 4.2 Stockholders Agreement. The Company covenants and agrees with Seller that the agreements and transactions set forth herein shall discharge the obligations of the Company and Automotive Investors L.L.C. ("AI LLC") set forth in Sections 5.1 and 5.2 of the Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement"), by and among the Company, AI LLC and Seller, with respect to the Priority Shares (as defined in the Stockholders Agreement) and Seller waives any and all rights thereunder with respect to the Priority Shares. Promptly following the Closing, the Company, AI LLC and Seller shall amend and restate the Stockholders Agreement to (a) delete the obligations of the Company and AI LLC under Sections 5.1 and 5.2 of the Stockholders Agreement with respect to the Priority Shares and (b) provide that Seller shall vote its remaining shares of Common Stock only in accordance with the instructions provided by AI LLC.

            ARTICLE 5. MISCELLANEOUS.

            Section 5.1 Notices.

            (a) All notices, requests, demands and other communications hereunder shall be in writing (including telecopy or similar writing) and shall be given,

            If to Seller:

            Northrop Grumman Corporation
            1840 Century Park East
            Los Angeles, California
            90067
            Attention: Corporate Vice President and General Counsel Facsimile No.: (310) 556-4558

            and

            Richmond U.K. Inc.
            c/o Northrop Grumman Corporation
            1840 Century Park East
            Los Angeles, California 90067
            Attention: Corporate Vice President and General Counsel Facsimile No.: (310) 556-4558


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            If to Company:

            TRW Automotive Holdings Corp.
            12001 Tech Center Drive
            Livonia, Michigan  48150
            Attention: Executive Vice President and General Counsel
            Facsimile: (734) 855-2473

      or to such other address or telecopy number and with such other copies as such party may hereafter specify for the purpose of notice to the other party.

            Section 5.2 Assignability; Parties in Interest. This Agreement shall not be assignable by any of the parties hereto unless mutually agreed to in writing by the parties hereto, provided that no such assignment shall relieve the assignor of its obligations hereunder. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. This Agreement is for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns and nothing in this Agreement is intended to confer, expressly or by implication, upon any other person any legal or equitable rights, remedies or claims under or by reason of this Agreement.

            Section 5.3 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

            Section 5.4 Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party shall have received a counterpart signed by the other party.

            Section 5.5 Publicity. The Company and Seller agree that press releases and other announcements (including to employees of, and any entities or persons having business dealings with, the Company) with respect to the transactions contemplated hereby shall be subject to mutual agreement; provided, however, that either party may make such announcements as, on the advice of its counsel, such party is required to make pursuant to applicable law or the requirements of a stock exchange or other applicable self-regulatory organization, but in such event such party shall, to the extent practicable, give the other party reasonable prior notice and an opportunity to comment on the proposed announcement.

            Section 5.6 Complete Agreement. This Agreement and the documents delivered pursuant hereto or referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated herein and supersede all previous negotiations, commitments and writings.

            Section 5.7 Amendments and Waivers. The Company and Seller may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained in this Agreement or in any or documents delivered pursuant hereto, (c) waive compliance with any of the covenants or agreements contained in this Agreement or (d) amend this Agreement, if and only, in the case of an extension or amendment, if such action is set forth in a written agreement signed by both parties that specifically refers to the

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provision of this Agreement to be extended or amended, or, in the case of a waiver, if such waiver is signed by the party against whom the waiver is to be effective and the writing specifically refers to the provision of this Agreement to be waived..

            Section 5.8 Further Assurances. Each party hereto agrees, to the extent reasonable, to execute any and all documents and to perform such other acts as may be necessary or expedient to further the purposes of this Agreement and the transactions contemplated hereby.

                          Signatures follow on page S-1

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                      NORTHROP GRUMMAN CORPORATION

                                      By:     /s/ Mark Rabinowitz
                                          -------------------------------------
                                          Name: Mark Rabinowitz
                                          Title: Asst. Treasurer

                                      RICHMOND U.K. INC.

                                      By:     /s/ Mark Rabinowitz
                                          -------------------------------------
                                          Name: Mark Rabinowitz
                                          Title: Authorized Representative

                                      TRW AUTOMOTIVE HOLDINGS CORP.

                                      By:     /s/ David L. Bialosky
                                          --------------------------------------
                                          Name: David L. Bialosky
                                          Title: Executive Vice President
                                          and General Counsel